Prospectus and Summary Prospectus Supplement

December 10, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 10, 2014 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2014 and Summary Prospectus dated April 30, 2014, as amended May 30, 2014 and August 1, 2014 of:

International Small Cap Portfolio

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to the International Small Cap Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about January 30, 2015. The Portfolio will suspend the offering of its shares to new investors at the close of business on December 15, 2014.

Please retain this supplement for future reference.

  SU-MSIF-SPT-10-1214